[LOGO] SCUDDER
      INVESTMENTS (SM)

-----------------------------
BOND/GLOBAL
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Scudder Global Bond
Fund
Fund #061










Annual Report
October 31, 1999

The fund seeks to provide total return with an emphasis on current income. Capital appreciation is a secondary objective.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents



 4   Letter from the Fund's President

 6   Performance Update

 8   Portfolio Summary

 9   Portfolio Management Discussion

17   Investment Portfolio

21   Financial Statements

24   Financial Highlights

25   Notes to Financial Statements

33   Report of Independent Accountants

34   Tax Information

35   Officers and Directors

36   Investment Products and Services

38   Scudder Solutions

Scudder Global Bond Fund

--------------------------------------------------------------------------------
ticker symbol SSTGX                                              fund number 061
--------------------------------------------------------------------------------


Date of Inception:  o Scudder Global Bond Fund provided a total return of
3/1/91                -0.99% for the 12-month period ended October 31, 1999,
                      outperforming the -2.46% return realized by the Salomon
Total Net Assets as   Brothers World Government Bond Index.
of 10/31/99:
$85 million         o A year ago, investors had a low appetite for risk
                      following Russia's bond default and the sell-off in emerging markets. However, accommodative monetary policies from major central banks helped restore a bullish environment for U.S. and overseas markets.

                    o The fund's U.S. exposure evolved from being underweight
                      early in the period to being overweight late in the period. This reflected a change in our forecast for higher relative returns for the United States versus other dollar-bloc countries.

Letter from the Fund's President

Dear Shareholders,

Over the past 12 months, global bond investors have taken a more favorable attitude toward risk, as major central banks have worked to keep rising interest rates from hampering growth. In this environment, Scudder Global Bond Fund provided a total return of -0.99%, outperforming the -2.46% return realized by the Salomon Brothers World Government Bond Index.

As Portfolio Managers Jan Faller and Jeremy Ragus discuss in the interview that begins on page 9, the fund has benefited from its exposure to emerging markets, which have significantly outperformed developed markets over the past year, an indication of how the general improvement in economic growth has bolstered these markets. Through its use of a rigorous fundamental and quantitative research combined with disciplined risk management, Scudder Global Bond Fund was well positioned to take advantage of opportunities in these markets.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Global Bond Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Global Bond Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Global Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
President,
Scudder Global Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                                   Salomon Brothers
                                   Currency-Hedged
                                  World Government        Salomon Brothers
               Scudder Global        Bond Index           World Government
                  Bond Fund         (1-3 years)**            Bond Index*

     3/91***        10000             10000                  10000
      '91           10653             10970                  10075
      '92           11487             12493                  10896
      '93           12307             13992                  11702
      '94           12277             14499                  12058
      '95           12944             16704                  12748
      '96           13458             17601                  13625
      '97           13546             18061
      '98           14753             20326
      '99           14607             19827


                         Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Period ended 10/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Global Bond Fund
--------------------------------------------------------------------------------
1 year                        $  9,901               -0.99%              -0.99%
--------------------------------------------------------------------------------
5 year                        $ 11,898               18.98%               3.54%
--------------------------------------------------------------------------------
Life of Fund***               $ 14,623               46.23%               4.48%
--------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,754               -2.46%              -2.46%
--------------------------------------------------------------------------------
5 year                        $ 13,675               36.75%               6.46%
--------------------------------------------------------------------------------
Life of Fund***               $ 19,827               98.27%               8.29%
--------------------------------------------------------------------------------

* The unmanaged Salomon Brothers World Govenment Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
** On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 11.21%. Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.
*** The Fund commenced operation on March 1, 1991. Index comparisons begin March 31, 1991.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURNS (%)

CHART DATA:

                         Yearly periods ended October 31


        Scudder Global Bond         Salomon Brothers World Government
               Fund                             Bond Index*

1991***        0.83                               0.75
1992          10.08                               8.15
1993           6.97                               7.40
1994           2.61                               3.04
1995           0.93                               5.72


        Scudder Global Bond         Salomon Brothers Currency-Hedged
               Fund              World Government Bond Index (1-3 years)**

1996           3.97                               5.36
1997           0.66                               2.62
1998           8.91                              12.54
1999          -0.99                              -2.46


               1991***  1992  1993   1994   1995   1996   1997  1998   1999
--------------------------------------------------------------------------------
Fund Total
Return (%)        6.65   7.83  7.14   -.25   5.43   3.97    .66  8.91   -.99
--------------------------------------------------------------------------------
Index Total
Return (%)        5.56   7.56  6.08   1.87   9.68   5.36   2.62 12.54  -2.46
--------------------------------------------------------------------------------
Net Asset
Value ($)        12.01  11.84 11.68  10.78  10.53  10.25   9.71  9.92   9.34
--------------------------------------------------------------------------------
Dividends ($)      .76   1.08   .95    .87    .80    .67    .59   .62    .49
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)   --     --   .02     --     --     --     --    --     --
--------------------------------------------------------------------------------

* The unmanaged Salomon Brothers World Govenment Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 11.21%. Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

*** The Fund commenced operation on March 1, 1991. Index comparisons begin March 31, 1991.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower. Portfolio Summary

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 1999


--------------------------------------------------------------------------------
Geographical Exposure
--------------------------------------------------------------------------------
                                    The Fund's U.S.  exposure  increased  during
                                    the  period,   reflecting  our  outlook  for
                                    higher  relative   returns  for  the  United
                                    States.

U.S.                      36.9%
Germany                   19.1%
France                    12.7%
Japan                      9.3%
Norway                     9.1%
U.K.                       6.5%
Mexico                     1.4%
Turkey                     0.7%
Argentina                  0.5%
Brazil                     0.5%
Bulgaria                   0.5%
Panama                     0.5%
Jamaica                    0.4%
Other                      1.9%
----------------------------------
                         100.0%
----------------------------------


--------------------------------------------------------------------------------
Interest Rate Exposure
--------------------------------------------------------------------------------
                                    The inflation and interest rate environments have remained generally benign.

U.S.                      39.2%
Euro                      33.0%
Japan                      9.3%
Norway                     9.1%
U.K.                       9.1%
Other                      0.3%
----------------------------------
                         100.0%
----------------------------------


--------------------------------------------------------------------------------
Currency Exposure (a)
--------------------------------------------------------------------------------
                                    The fund maintained partial hedges on the Euro and on the Yen, which benefited overall return.

U.S.                      58.9%
Euro                      21.8%
Japan                      7.3%
Norway                     5.7%
U.K.                       3.5%
Other                      2.8%
----------------------------------
                         100.0%
----------------------------------


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

In the following interview, lead portfolio manager Jan Faller and portfolio manager Jeremy Ragus discuss Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 1999.

Q: How did the fund perform over the past year?

A: The Scudder Global Bond Fund had a return of -0.99%, outperforming the -2.46% return for the Salomon Brothers World Government Bond Index. The index is an unmanaged and unhedged benchmark containing the government bonds of 18 high credit quality countries. The fund's return also compared favorably with its competitors as it ranked in the second quartile of its Lipper peer group.

The positive relative performance for the fund can broadly be attributed to three factors: the use of currency hedging, selective exposure to emerging markets, and country allocation.

Q: How would you characterize market conditions during this period?

A: Market conditions changed dramatically over the past 12 months. In October, 1998, investors still had a very low appetite for risk and there was substantial nervousness in response to Russia's default and the significant sell-off in emerging markets. In the United States, the corporate bond market sold off in sympathy which widened credit spreads. The Federal Reserve Board (the Fed) lowered short-term interest rates by 75 basis points (0.75%), essentially injecting liquidity into unstable global financial markets.

The market's appetite for risk gradually returned as we began 1999, thanks to Fed policy. The first evidence of this was reflected in the lack of a negative reaction to Brazil's devaluation of its currency, the real, early in the year. As the year progressed, U.S. equity markets rallied, which proved to be bullish both for emerging markets and U.S. corporate debt. Economic growth remained strong in the

United States and improved in every other major region around the globe.

The positive economic growth picture, combined with increasing risk tolerance among market participants, led nearly all central banks to change their stances since mid-1999. The Fed raised short-term rates by 50 basis points (0.50%), taking back 50 of the 75 basis points it gave last year, while news of renewed growth led the market to expect a rate hike by the European Central Bank, reversing its easing of 50 basis points in the first quarter of this year. The only major central bank which has maintained an accommodative monetary policy is the Bank of Japan (BOJ). Although the Japanese economy appears to have stabilized, the economic recovery has not firmed enough for the BOJ to change its zero interest-rate policy.

Q: What were some of the key factors affecting performance?

A: As mentioned earlier, the key factors affecting performance were the currency hedges, exposure to emerging markets, and country weightings. The Salomon Brothers World Government Bond Index was down 2.46% in unhedged terms, but in hedged terms it actually was up by 1.33%. Clearly, hedging helped performance over the past 12 months. The fund maintained partial hedges both on the Euro and on the Yen, which benefited overall return. Much of the dollar's strength is attributable to the strong performance of the U.S. equity market; demand from foreign buyers helped the U.S. dollar to rally. Meanwhile the Euro fell significantly after its introduction at the beginning of 1999, due to the combination of anemic growth in major Euro-bloc countries and low interest rates in the region. However, the strength of the U.S. dollar against the Yen and the Euro has waned somewhat in the past several months as a result of the deterioration of the U.S.-Japan trade balance, a rally in Japanese equities, and renewed economic growth in the Euro-bloc.

emerging markets significantly outperformed developed markets over the past year. The return on the J.P. Morgan emerging markets Bond Index Plus was almost 20% for the past 12 months. This performance is an indication of the degree to which an appetite for risk has returned to the market, as well as how the general improvement in economic growth has bolstered emerging markets. The fund has had a tactical exposure to emerging markets for most of 1999 and clearly benefited from this allocation. It is important to note that all emerging market debt we hold is sovereign debt.

Country allocation also contributed to performance. Our relative positions in the United States versus peripheral dollar bloc countries -- New Zealand, Australia, and Canada -- had a positive impact on the fund. Early in the year, the fund was neutral to the dollar-bloc, overweight New Zealand, Australia, and Canada, but underweight the United States. We had forecast that the peripheral countries would outperform relative to the United States because they were not as far along in their business cycle. As the year progressed, we shifted out of the peripheral countries into the United States as growth began to accelerate significantly in the peripheral countries. Our underweighting in Japanese government bonds (JGBs) did not help the fund's performance. We did not favor JGBs as yields are the lowest in the index by a significant margin, making the country unattractive. While bond yields are rising in other developed countries, JGB yields remain unchanged due to the fragility of the economy in Japan. Thus, Japan has been the best performing country relative to others in the Salomon Brothers index.

Q: How has renewed global growth, along with rising prices for such commodities as oil and gold, affected your strategy?

A: Renewed global economic growth has made us more cautious about the impact of major central bank policy on developed bond markets, and has prompted us to be more favorable toward emerging markets. We are investing in countries where the markets have already priced in rate hikes to avoid an aggressive sell-off resulting from a central bank tightening. For this reason, we like countries whose central banks are being very preemptive in raising rates, such as the United States and the United Kingdom. We have also begun to favor U.S. Treasuries as we expect growth rates in other developed countries to begin to approach those of the United States, which could lead to rising yields relative to the United States.

Meanwhile, climbing commodity prices induce us to increase our exposure to emerging market countries which benefit from rising raw material prices. Furthermore, global growth in general benefits equity markets, and emerging market returns are positively correlated with equity returns. The renewal of global growth, therefore, could also continue to benefit emerging markets.

Q: The European Monetary Union (EMU) has been in existence for almost a year. What effect has the EMU had on European bonds?

A: The EMU remains young, thus we are closely watching developments in that market to monitor how various factors might affect relative performance. As anticipated, government bond returns among EMU countries are highly correlated, apart from a few isolated incidents that prompted brief nervousness about the EMU's stability. An unknown issue is how differing rates of inflation among the member countries will influence their bond returns.

Also as anticipated, corporate issuance has increased significantly in Euro-denominated bonds. Growing deal size improves the liquidity of bonds in the Euro-corporate market. Nevertheless, broad diversification of corporate holdings is somewhat difficult as the predominant issuers remain in the finance and utility industries. We anticipate the ability to diversify will improve as the market matures.

Q: What percentage of the portfolio consists of emerging-market bonds, and what impact have they had on the fund?

A: Emerging-market exposure has varied from zero to 9% over the past year. We view the position as tactical rather than strategic, so we reduce the weight whenever we believe emerging markets represent too much risk for the portfolio. Another way we control the risk associated with emerging markets debt is to concentrate our holdings on the highest quality, lower volatility countries such as Mexico, Panama, and Argentina. As already noted, emerging markets have performed exceptionally well over the past 12 months, so the impact of these holdings on the fund has been quite positive.

Q: How significant was the fund's U.S. exposure?

A: The fund's U.S. exposure evolved from being underweight early in the period to being overweight late in the period. This reflected a change in our forecast for higher relative returns for the United States versus other dollar-bloc countries. As far as the dollar-bloc as a whole, we tended to be neutral or slightly overweight. Two competing tensions brought us to this position. The yield of the dollar-bloc countries is the highest of all the countries in the index. This made the dollar bloc attractive. Conversely, every piece of growth news out of the United States seemed to make yields rise even further, which was evidence of a weak technical environment. Thus, we have remained fairly close to the benchmark weight in an effort to benefit from the higher yield while protecting ourselves from any additional sell-off.

Q: Can you discuss some investments that did not fare well?

A: The two investments that have not worked well for the fund were the underweight position in JGBs, and the decreased currency hedge of Euro against U.S. dollars. As mentioned earlier, JGBs have the lowest yield in the index, and we had forecast that the yields would rise in nearly any economic scenario that played out in Japan. If evidence of growth had materialized, yields were expected to rise as a result of inflation fears. Conversely, continued weakness would lead to a fiscal stimulus package that would increase the supply of JGBs, making yields rise and hurting returns. However, the Japanese economy has simply muddled through, not weak enough for significant stimulus packages -- though a moderate spending package is currently in discussion -- but not strong enough to generate inflation fears. Thus, JGBs have performed better than the government bonds of other countries in the index, which have sold off as global growth has begun to pick up.

Recent reductions in our currency hedge on the Euro have also not helped the fund's performance. In the first six months of its existence, the Euro fell by over 10%, nearly reaching parity with the dollar. At that point we forecast that it would turn around and appreciate for two reasons. First, we believed that it was being overly punished for seemingly inconsistent and unclear communication by the European Central Bank, a situation that has improved markedly over the past few months. Second, economic growth in the Euro-bloc clearly began to turn up during the summer, and currency returns are positively correlated with economic strength.

As the Euro stabilized and technicals suggested that it could rally, we began to reduce our hedge on the currency. Over the past several weeks, the Euro has again weakened and languishes within a few percent of its lows. The sell- off has been attributable to the strength in the U.S. asset markets that have helped to sustain a buoyant U.S. dollar.

Q: What is your strategy going forward?

A: We continue to expect the Euro to strengthen relative to the dollar. We are maintaining our current hedge ratios while waiting for technical factors to indicate that the Euro is going to strengthen further.

In Japan, although we expect higher yields in the long-term, we are considering increasing our exposure to JGBs. The market dynamics described above should continue to hold for the medium term, leading us to believe that yields should remain stable in Japan. We therefore would like to be closer to the benchmark weight until further evidence of the solid economic recovery is apparent.

We are also considering an increase in our tactical weight to emerging markets debt. As noted earlier, the increase in global growth and stabilizing commodity prices are both positive for the emerging markets outlook. Furthermore, volatility levels have decreased dramatically over the past year, making the risk profile of emerging markets more attractive.

Finally, we continue to monitor the relative growth of the United States compared to other regions. As other economies begin to approach the U.S. growth rate, and if the Fed rate hikes begin to slow the U.S. economy, Treasuries should become more attractive.

Scudder Global Bond Fund:
A Team Approach to Investing

Scudder Global Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Jan C. Faller, who joined the Adviser in 1999, assumed responsibility for the fund's day-to-day management and overall investment strategies in 1999. Mr. Faller was part of the global fixed income portfolio management team at an unaffiliated investment management company. Mr. Faller began his investment career in 1988.

Portfolio manager Jeremy L. Ragus joined the Adviser in 1990 and the team in 1999. Mr. Ragus is the director of Derivatives Trading, where he is responsible for all fixed income, equity, and currency derivatives. Mr. Ragus began his investment career in 1988.


Investment Portfolio                                      as of October 31, 1999
----------------------------------------------------------------------------------

                                                          Principal      Market
                                                           Amount       Value ($)
----------------------------------------------------------------------------------
Repurchase Agreements 1.7%
----------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette
 dated 10/29/1999 at 5.2%, to be repurchased at
 $1,431,620 on 11/1/1999, collateralized by a
 $1,475,000 U.S. Treasury Inflationary Index Bond,                     -----------
 3.375%, 1/15/2007 (Cost $1,431,000) .................    1,431,000      1,431,000
                                                                       -----------

----------------------------------------------------------------------------------
Foreign Denominated Debt Obligations 60.8%
----------------------------------------------------------------------------------

British Pounds 9.0%

General Motors Acceptance Corp., 6.875%, 9/9/2004 ....    2,250,000      3,655,648

United Kingdom Treasury Bond, 8%, 6/10/2003 ..........    2,265,000      3,936,331
                                                                       -----------
                                                                         7,591,979
                                                                       -----------

Costa Rican Colon 0.1%

Citibank Time Deposit, 16.25%, 11/1/1999 .............   26,501,104         89,994

Citibank Time Deposit, 16.25%, 12/1/1999 .............   11,210,000         38,068
                                                                       -----------
                                                                           128,062
                                                                       -----------

El Salvadoran Colon 0.1%

Citibank Time Deposit, 8.25%, 11/22/1999 .............      452,311         51,610
                                                                       -----------


Euro 33.0%

Depfa Pfandbrief Bank, 4.75%, 7/15/2008 ..............    1,900,000      1,903,812

Federal Republic of Germany, 5%, 5/21/2001 ...........    1,700,000      1,825,109

Federal Republic of Germany, 6.25%, 1/4/2024 .........    4,000,000      4,439,571

Ford Motor Credit Corp., 3.75%, 7/12/2004 ............      930,000        921,629

Government of France Treasury Note, 4.5%, 7/12/2003 ..    5,170,000      5,449,094

Government of France, 5.5%, 4/25/2007 ................    4,750,000      5,166,674

Republic of Deutschland, 7.25%, 10/21/2002 ...........    3,000,000      3,408,974

Rheinische Hypo Bank, 4.5%, 8/26/2003 ................    4,300,000      4,485,887
                                                                       -----------
                                                                        27,600,750
                                                                       -----------

Japanese Yen 9.3%

Japan Development Bank, 2.875%, 12/20/2006 ...........  740,000,000      7,763,713
                                                                       -----------


Norwegian Kroner 9.1%

Kingdom of Norway, 7%, 5/31/2001 .....................   58,500,000      7,591,446
                                                                       -----------


Turkish Lire 0.2%

J.P. Morgan Time Deposit, 65%, 11/26/1999 .......... 36,296,403,525         75,496

    The accompanying notes are an integral part of the financial statements.

                                       17

------------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount       Value ($)
------------------------------------------------------------------------------------
J.P. Morgan Time Deposit, 68%, 11/12/1999 .......... 35,402,814,630         73,638
                                                                       -------------
                                                                           149,134
                                                                       -------------

------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $52,042,025)           50,876,694
------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
U.S. Denominated Debt Obligations 37.5%
------------------------------------------------------------------------------------

Argentine Republic, Floating Rate Bond, Series L, LIBOR
  plus .8125% (6.1825%), 3/31/2005 .................        242,000        214,218

DaimlerChrysler AG, 7.45%, 3/1/2027 ................      1,825,000      1,829,179

Federal National Mortgage Association, 5.125%,
  2/13/2004 ........................................      2,593,000      2,464,958

Federative Republic of Brazil, "New" Money Bond,
  Floating Rate Bond, LIBOR plus .875% (7%), 4/15/2009      300,000        220,500

Federative Republic of Brazil Global Bond, 10.125%,
  5/15/2027 ........................................        280,000        219,800

Government National Mortgage Association Pass-thru, 7%
  with various maturities to 3/15/2029 .............      4,651,758      4,563,811

Government of Jamaica, 10.875%, 6/10/2005 ..........        350,000        327,250

Government of Malaysia, 8.75%, 6/1/2009 ............        100,000        102,750

IBM Corp., 5.375%, 2/1/2009 ........................      2,300,000      2,073,128

Midland Bank PLC, 7.625%, 6/15/2006 ................      1,500,000      1,524,600

Petroliam Nasional BHD, 8.875%, 8/1/2004 ...........        100,000        102,780

Republic of Argentina, 11%, 12/4/2005 ..............        190,000        181,450

Republic of Bulgaria, Interest Arrears Bond, LIBOR plus
  .8125%, (6.5%), 7/28/2011 ........................        490,000        373,625

Republic of Colombia, 7.625%, 2/15/2007 ............        200,000        164,626

Republic of Colombia, 9.75%, 4/23/2009 .............        120,000        109,200

Republic of Panama, Interest Reduction Bond, Step-up
  Coupon, 4.25%, 7/17/2014 .........................        300,000        223,500

Republic of Panama, Past Due Interest Bond, LIBOR
  plus .8125%, 4% with 2.5% Interest Capitalization
  (6.5%), 7/17/2016 ................................        271,906        203,930

Republic of Peru, Floating Rate Interest Reduction Bond,
  3.75%, 3/7/2017 ..................................        275,000        151,250

Republic of South Africa, 8.5%, 6/23/2017 ..........        300,000        263,250

Republic of Turkey, 9.875%, 2/23/2005 ..............        425,000        393,125

Republic of Venezuela, Debt Conversion Bond, Floating
  Rate Bond, Series DL, LIBOR plus .875% (6.3125%),
  12/18/2007 .......................................        202,380        162,572

Republic of Venezuela Global Bond, 9.25%, 9/15/2027         160,000        107,680

Republic of the Philippines, 9.875%, 1/15/2019 .....        220,000        213,400

Slovak Republic, 9.5%, 5/28/2003 ...................        100,000        101,250

    The accompanying notes are an integral part of the financial statements.

                                       18

------------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount       Value ($)
------------------------------------------------------------------------------------

U.S. Treasury Bond, 8.5%, 2/21/2020 ................        795,000        971,267

U.S. Treasury Note, 5.625%, 12/31/2002 .............      1,970,000      1,953,984

U.S. Treasury Note, 5.75%, 8/15/2003 ...............      3,560,000      3,533,300

U.S. Treasury Note, 6%, 8/15/2004 ..................      1,485,000      1,488,475

U.S. Treasury Note, 6.5%, 10/15/2006 ...............      1,725,000      1,755,464

U.S. Treasury Note, 7.875%, 8/15/2001 ..............      4,100,000      4,240,302

United Mexican States, Floating Rate Discount Bond
  (Detachable Oil Priced Indexed Value Recovery Rights),
  Series D, LIBOR plus .8125% (6.0675%), 12/31/2019         500,000        437,500

United Mexican States, Floating Rate Discount Bond
  (Detachable Oil Priced Indexed Value Recovery Rights),
  Series A, LIBOR plus .8125% (6.9325%), 12/31/2019         325,000        284,375

United Mexican States, 11.5%, 5/15/2026 ............        400,000        446,720
                                                                       -------------


------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $31,872,494)       31,403,219
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Purchased Options 0.0%
------------------------------------------------------------------------------------

Put on Japanese Yen, strike price at 107.71, expires                   -------------
  11/19/1999 (Cost $35,425) ....................... JPY 272,500,000          4,545
                                                                       -------------
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100% (Cost $85,380,944) (a)                83,715,458
------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $85,380,944. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $1,665,486. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,082,966 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,748,452.

--------------------------------------------------------------------------------

At October 31, 1999, outstanding written options were as follows:

Call Options                  Principal
                               Amount     Expiration     Strike      Market
                               (000's)       Date         Price      Value ($)
---------------------------- ------------ ------------ ------------  -----------
JPY .......................     272,500    11/19/1999  JPY  97.63          4,390
                                                                     -----------
Total outstanding written options (Premiums received $35,425) ...          4,390
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Currency Abbreviation
--------------------------------------------------------------------------------

    ARA        Argentine Peso            KRW        South Korean Won

    AUD        Australian Dollar         MXP        Mexican Peso

    CAD        Canadian Dollar           NOK        Norwegian Kroner

    CLP        Chilean Peso              NZD        New Zealand Dollar

    CNR        Chinese Renminbi          PHP        Philippine Peso

    COP        Colombian Peso            PLZ        Polish Zloty

    EUR        Euro                      PSS        Peruvian New Sol

    GBP        British Pound             SEK        Swedish Kroner

    GRD        Greek Drachmas            SKK        Slovakia Koruna

    HUF        Hungarian Forint          THB        Thai Bahts

    ILS        Israeli Shekel            TWD        Taiwanese Dollar

    IND        Indonesian Rupiah         USD        U.S. Dollar

    JPY        Japanese Yen              ZAR        South African Rand

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------


Assets
------------------------------------------------------------------------------------
Investments, at market (identified cost $85,380,944) ...........     $   83,715,458

Cash ...........................................................            151,276

Interest receivable ............................................          1,592,601

Receivable for investments sold ................................          8,761,922

Receivable for Fund shares sold ................................              1,703

Unrealized appreciation on forward foreign currency exchange ...            167,990
contracts

Other assets ...................................................                610
                                                                     ---------------
Total assets ...................................................         94,391,560

Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased ..............................          8,743,849

Dividends payable ..............................................             95,383

Payable for Fund shares redeemed ...............................             93,006

Unrealized depreciation on forward foreign currency exchange ...            138,402
contracts

Net payable on closed forward foreign currency exchange contracts            56,344

Written options, at market (premiums received $35,425) .........              4,390

Accrued management fee .........................................            127,303

Other payables and accrued expenses ............................            169,140
                                                                     ---------------
Total liabilities ..............................................          9,427,817
------------------------------------------------------------------------------------
Net assets, at market value                                          $   84,963,743
------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:

Accumulated distributions in excess of net investment income ...          (952,212)

Unrealized appreciation (depreciation) on:

Investments ....................................................        (1,665,486)

Written options ................................................             31,035

Foreign currency related transactions ..........................             47,427

Accumulated net realized gain (loss) ...........................        (6,739,292)

Paid-in capital ................................................         94,242,271

------------------------------------------------------------------------------------
Net assets, at market value                                          $   84,963,743
------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($84,963,743 /
  9,093,351 shares of capital stock outstanding, $.01 par value,     ---------------
  300,000,000number of shares authorized) ......................     $         9.34
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------


Investment Income
------------------------------------------------------------------------------------
Income:

Interest (net of foreign taxes withheld of $16,996) ............          6,050,194
                                                                     ---------------

Expenses:

Management fee .................................................            731,743

Services to shareholders .......................................            234,751

Custodian and accounting fees ..................................            189,323

Directors' fees and expenses ...................................             41,982

Reports to shareholders ........................................             34,482

Auditing .......................................................            105,202

Legal ..........................................................             14,597

Registration fees ..............................................             18,473

Other ..........................................................              8,919
                                                                     ---------------

Total expenses before reductions ...............................          1,379,472

Expense reductions .............................................          (247,004)
                                                                     ---------------

Expenses, net ..................................................          1,132,468
------------------------------------------------------------------------------------
Net investment income                                                     4,917,726
------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments ....................................................        (3,861,716)

Written options ................................................            299,116

Futures contracts ..............................................            418,221

Foreign currency related transactions ..........................          1,994,371
                                                                     ---------------
                                                                        (1,150,008)
                                                                     ---------------

Net unrealized appreciation (depreciation) during the period on:

Investments ....................................................        (4,143,564)

Written options ................................................           (14,276)

Futures contracts ..............................................           (85,264)

Foreign currency related transactions ..........................          (469,971)
                                                                     ---------------
                                                                        (4,713,075)
------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                              (5,863,083)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $    (945,357)
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------


Increase (Decrease) in Net Assets                        Years Ended October 31,

                                                         1999             1998
------------------------------------------------------------------------------------
Operations:

Net investment income ...........................   $    4,917,726   $    7,454,010

Net realized gain (loss) from investment
 transactions ...................................      (1,150,008)      (2,383,402)

Net unrealized appreciation (depreciation) on
 investment transactions during the period ......      (4,713,075)        4,397,493
                                                    ---------------  ---------------
Net increase (decrease) in net assets resulting
 from operations ................................        (945,357)        9,468,101
                                                    ---------------  ---------------
Distributions to shareholders from:

Net investment income ...........................      (3,413,831)      (7,192,075)

Tax return of capital ...........................      (1,499,196)        (261,935)
                                                    ---------------  ---------------
Fund share transactions:

Proceeds from shares sold .......................       14,334,815       18,630,293

Net asset value of shares issued to shareholders
 in reinvestment of distributions ...............        3,565,063        5,303,498

Cost of shares redeemed .........................     (34,802,146)     (53,336,952)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
 share transactions .............................     (16,902,268)     (29,403,161)
                                                    ---------------  ---------------
Increase (decrease) in net assets ...............     (22,760,652)     (27,389,070)

Net assets at beginning of period ...............      107,724,395      135,113,465

Net assets at end of period (including
 accumulated distributions in excess of
 net investment income of $952,212                  --------------   ---------------
 at October 31, 1999) ...........................   $   84,963,743   $  107,724,395
                                                    --------------   ---------------
Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares

Shares outstanding at beginning of period .......       10,857,540       13,913,602
                                                    ---------------  ---------------
Shares sold .....................................        1,462,774        1,923,075

Shares issued to shareholders in reinvestment of
 distributions ..................................          368,311          551,892

Shares redeemed .................................      (3,595,274)      (5,531,029)
                                                    ---------------  ---------------
Net increase (decrease) in Fund shares ..........      (1,764,189)      (3,056,062)

                                                    --------------   ---------------
Shares outstanding at end of period .............        9,093,351       10,857,540
                                                    --------------   ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


------------------------------------------------------------------------------------
Years Ended October 31,                   1999     1998     1997    1996     1995
------------------------------------------------------------------------------------
Net asset value, beginning of period    $ 9.92   $ 9.71   $10.25   $10.53  $10.78
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
------------------------------------------------------------------------------------
 Net investment income                     .49      .62      .59      .67     .80
------------------------------------------------------------------------------------
 Net realized and unrealized gain
 (loss) on investment transactions        (.58)     .21     (.54)    (.28)   (.25)
                                        --------------------------------------------
------------------------------------------------------------------------------------
 Total from investment operations         (.09)     .83      .05      .39     .55
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
 Net investment income                    (.33)    (.60)    (.14)    (.42)   (.36)
------------------------------------------------------------------------------------
 Tax return of capital                    (.16)    (.02)    (.45)    (.25)   (.44)
                                        --------------------------------------------
 Total distributions                      (.49)    (.62)    (.59)    (.67)   (.80)
------------------------------------------------------------------------------------
Net asset value, end of period          $ 9.34   $ 9.92   $ 9.71   $10.25  $10.53
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (a)                      (.99)    8.91     0.66     3.97    5.43
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      85      108      135      217     357
------------------------------------------------------------------------------------
Ratio of operating expenses to average
daily net assets (%)                      1.16     1.00     1.00     1.00    1.00
------------------------------------------------------------------------------------
Ratio of operating expenses, before
expense reductions, to average daily
net assets (%)                            1.41     1.48     1.39     1.28    1.20
------------------------------------------------------------------------------------
Ratio of net investment income to
average daily net assets (%)              5.04     6.43     6.00     6.67    7.73
------------------------------------------------------------------------------------
Portfolio turnover rate (%)             148.5    218.3    256.5    335.7   182.8
------------------------------------------------------------------------------------

(a)  Total returns would have been lower had certain expenses not been reduced.

     On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999
A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents, approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on securities to lock in the purchase price of a security which it expects to purchase in the near future and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio and as a temporary substitute for purchasing selected investments and the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $7,990,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($686,000), October 31, 2003 ($5,010,000), October 31, 2004 ($737,000), and
October 31, 2007 ($1,557,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, forward foreign currency exchange contracts, and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $120,260,954 and $135,106,366, respectively. Purchases and sales of U.S. Government obligations aggregated $20,776,429 and $16,751,289, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1999 was $5,085,380 and $14,979,834, respectively.

Transactions in written options for the year ended October 31, 1999 are summarized as follows:


                                               Over-the-Counter
               Exchange Traded               Options on Currencies
                    Options                     (000 omitted)
              ------------------      --------------------------------------
              Number
               of
              Contracts   Premiums      NZD          CAD         JPY      Premiums
              ----------------------- ----------------------------------- ----------
Beginning
of Period ...       95   $  82,403      11,900        6,890          --   $ 115,022

Written .....       --          --      35,420       11,300     272,500     284,321

Closed ......     (95)    (82,403)     (6,200)           --          --    (37,386)

Exercised ...       --          --    (11,500)     (11,300)          --   (101,671)

Expired .....       --          --    (29,620)      (6,890)          --   (224,861)

End of
Period ......       --   $      --          --           --     272,500   $  35,425

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Until February 28, 1999, the Adviser agreed not to impose all or a portion of its management fee in order to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. Effective March 1, 1999, the Adviser agreed not to impose all or a portion of its management fee until February 29, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended October 31, 1999, the Adviser did not impose a portion of its management fee aggregating $247,004 and the amount imposed aggregated $484,739. This was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SSC aggregated $201,430, of which $30,794 is unpaid at October 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $11,702, of which $2,890 is unpaid at October, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $89,318, of which $13,332 is unpaid at October 31, 1999.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $41,982.

D. Commitments

As of October 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $29,588.


                                                                          Net
                                                                       Unrealized
                                                                      Appreciation
                                                      Settlement     (Depreciation)
  Contracts to Deliver         In Exchange For           Date           (U.S.$)
------------------------------------------------------------------------------------
USD            50,062       HUF        12,171,112       11/4/1999                42

USD            25,000       ILS           107,333       11/8/1999               276

USD            53,218       ZAR           321,171       11/8/1999             (971)

USD           819,358       SEK         6,667,939      11/12/1999           (6,064)

                                       30

                                                                          Net
                                                                       Unrealized
                                                                      Appreciation
                                                      Settlement     (Depreciation)
  Contracts to Deliver         In Exchange For           Date           (U.S.$)
------------------------------------------------------------------------------------

USD            86,470       IND       680,690,974      11/15/1999            13,026

USD            47,113       PHP         1,915,143      11/15/1999               595

USD           100,249       PLZ           411,683      11/15/1999           (3,024)

USD            25,000       SKK         1,024,825      11/15/1999             (264)

USD            50,000       THB         1,985,500      11/15/1999             1,393

USD            25,000       TWD           795,000      11/15/1999                72

USD            50,806       GRD        15,564,042      11/18/1999           (1,180)

USD            48,852       PLZ           200,441      11/18/1999           (1,554)

USD            25,000       ARA            25,168      11/19/1999               133

USD            68,577       CNR           572,101      11/22/1999               450

USD            25,738       PHP         1,039,814      11/22/1999               150

USD           116,709       SKK         4,737,237      11/22/1999           (2,366)

USD            46,031       THB         1,826,515      11/22/1999             1,241

USD            50,000       COP        98,450,000      11/26/1999             (394)

USD            48,875       ILS           209,791      11/26/1999               378

USD            25,000       PSS            87,400      11/26/1999              (97)

USD            41,035       KRW        49,282,723      11/29/1999                98

USD            90,060       CLP        49,586,876      11/30/1999                57

USD            76,857       ZAR           475,323      11/30/1999               204

USD            50,000       GRD        15,565,000       12/2/1999             (477)

USD            12,219       CLP         6,736,285       12/3/1999                17

USD            36,833       CNR           307,843        1/6/2000               237

USD            98,199       HUF        23,039,393       1/25/2000           (5,153)

EUR         8,922,740       USD         9,475,058       1/31/2000             4,282

GBP         2,817,618       USD         4,657,523       2/14/2000            20,009

NOK        22,331,384       USD         2,860,248       2/14/2000            10,094

JPY       110,305,858       USD         1,049,532       2/14/2000          (27,740)

USD         4,417,411       CAD         6,570,103        3/7/2000            62,011

CAD         6,570,103       USD         4,409,465        3/7/2000          (69,957)

USD         1,487,640       AUD         2,300,000       4/12/2000          (19,161)

AUD         2,300,000       USD         1,519,898       4/12/2000            51,418

USD            13,000       MXP           143,618       9/15/2000               112

USD            13,000       MXP           143,962       9/18/2000               128

USD            13,000       MXP           143,195       9/20/2000                48

USD            50,000       ARA            53,925      10/26/2000               879

USD            75,000       MXP           842,250      10/31/2000               640
                                                                        -----------
                                                                             29,588
                                                                        -----------

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc.
and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 17, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
   o  President

Sheryle J. Bolton
   o  Director; Chief Executive Officer,
      Scientific Learning Corporation

William T. Burgin

   o  Director; General Partner,
      Bessemer Venture Partners

Keith R. Fox

   o  Director; Private Equity
      Investor

William H. Luers

   o  Director; Chairman and President,
      U.N. Association of America

Kathryn L. Quirk*

   o  Director, Vice President and
      Assistant Secretary

Joan E. Spero

   o  Director; President, Doris Duke
      Charitable Foundation

Thomas J. Devine

   o  Honorary Director; Consultant

William H. Gleysteen, Jr.

   o  Honorary Director; Consultant;
      Guest Scholar, Brookings
      Institution

Robert G. Stone, Jr.

   o  Honorary Director; Chairman
      Emeritus of the Board and
      Director, Kirby Corporation

Susan E. Dahl*

      o  Vice President

Ann M. McCreary*

      o  Vice President

Gerald J. Moran*

      o  Vice President

M. Isabel Saltzman*

      o  Vice President

John Millette*

      o  Vice President and Secretary

John R. Hebble*

      o  Treasurer

Caroline Pearson*

      o  Assistant Secretary

*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

[LOGO] SCUDDER
      INVESTMENTS (SM)

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.